UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2005

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3175 S. Winchester Boulevard, Campbell, California		95008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2004, the Registrant entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") with a purchaser ("Purchaser") whereby the Purchaser agreed to purchase debentures in the aggregate principal amount of up to $5,000,000 (the "Notes"). In addition, the Company agreed to issue warrants to purchase in the aggregate up to 800,000 shares of the Company's common stock. The warrants have an initial exercise price of $1.50 and a term of five years. The Purchase Agreement provided that the Notes and warrants be issued in multiple closings. The first closing took place on November 26, 2004 and consisted of a $3,300,000 Note and warrants to purchase 580,000 shares of the Company’s common stock. The second, third and fourth closings took place on March 21, 2005, March 31, 2005 and May 3, 2005 and consisted of Notes for $250,000, $600,000, and $350,000 and warrants to purchase 40,000, 96,000, and 50,000 of the Company’s common stock, respectively.

The Notes are payable in eight equal quarterly installments and shall bear interest at an interest rate equal to seven percent (7%) per annum, increasing to eight percent (8%) on July 1, 2005, and ten percent (10%) on April 1, 2006 through the maturity date. The principal and interest payments due may be paid in either shares of the Registrant's common stock, cash or a combination of both. The number of shares of common stock that may be used to pay the quarterly installments is capped at 6,000,000 shares of common stock. On April 1, 2005, the Registrant was required to make the first quarterly installment of $412,500, of which the Company paid $200,000 to the Purchaser. Due to certain ownership limitations set forth in the Purchase Agreement, the Registrant currently anticipates paying the remaining $212,500 due in connection with the first quarterly installment in shares of preferred stock.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

May 6, 2005	By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Chief Restructuring Officer

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Exhibit Index

Exhibit No.	Description

10.1	Promissory Note, dated March 21, 2005, between P-Com, Inc. and Holder
10.2	Promissory Note, dated March 31, 2005, between P-Com, Inc. and Holder
10.3	Promissory Note, dated May 3, 2005, between P-Com, Inc. and Holder
10.4	Warrant Agreement, dated March 21, 2005, between P-Com, Inc. and Purchaser
10.5	Warrant Agreement, dated March 31, 2005, between P-Com, Inc. and Purchaser
10.6	Warrant Agreement, dated May 3, 2005, between P-Com, Inc. and Purchaser